North Square Preferred and Income Securities Fund
SCHEDULE OF INVESTMENTS
As of February 28, 2022 (Unaudited)

Principal Amount		Value
	CORPORATE BONDS - 91.6%
	CONSUMER DISCRETIONARY - 4.0%
	Automobiles - 4.0%
	General Motors Financial Co., Inc.
1,000,000	5.700% (5 Year CMT Rate + 4.997%), 09/30/2169[1]	$1,044,030
	TOTAL CONSUMER DISCRETIONARY	1,044,030

	ENERGY - 4.1%
	Oil, Gas & Consumable Fuels - 4.1%
	Enbridge Inc.
1,000,000	5.750% (5 Year CMT Rate + 5.314%), 07/15/2080[1,2]	1,045,290
	TOTAL ENERGY	1,045,290

	FINANCIALS - 79.8%
	Banks - 60.4%
	Banco Santander S.A.
1,000,000	3.625% (5 Year Swap Rate EUR + 3.760%), 12/21/2138[1,2]	958,671
	Bank of America Corp.
1,000,000	6.300% (3 Month LIBOR USD + 4.553%), 12/29/2049[1]	1,081,380
	CaixaBank, S.A.
1,000,000	6.750% (5 Year Swap Rate EUR + 6.498%), 12/13/2170[1,2]	1,190,269
	Citigroup Inc.
1,000,000	5.000% (SOFR + 3.813%), 03/30/2025[1]	1,014,000
	Credit Agricole S.A.
1,000,000	4.750% (5 Year CMT Rate + 3.237%), 12/23/2169[1,2]	937,500
	HSBC Holdings plc
1,000,000	6.000% (5 Year Swap Rate EUR + 5.338%), 03/29/2164[1,2]	1,177,875
	Huntington Bancshares Inc.
1,000,000	4.450% (7 Year CMT Rate + 4.045%), 03/15/2168[1]	997,500
	ING Groep N.V.
1,000,000	6.750% (5 Year Mid Swap Rate USD + 4.204%), 10/16/2169[1,2]	1,045,625
	JPMorgan Chase & Co.
1,000,000	6.750% (3 Month LIBOR USD + 3.780%), 01/29/2050[1]	1,045,625
	Lloyds Banking Group plc
1,000,000	7.500%, (5 Year Mid-Market Swap Rate USD + 4.760%), 04/30/2049[1,2]	1,057,530
	Societe Generale SA
1,000,000	7.875% (5 Year Swap Rate USD + 4.979%), 12/29/2049[1,2]	1,051,250

	Standard Chartered PLC
1,000,000	7.750% (5 Year Swap Rate USD + 5.723%), 12/29/2049[1,2]	1,044,310
	SVB Financial Group
1,000,000	4.000% (5 Year CMT Rate + 3.202%), 11/15/2169[1]	941,250
	Truist Financial Corp.
1,000,000	5.100% (10 Year CMT Rate + 4.349%), 03/01/2061[1]	1,042,500
	Wells Fargo & Co.
1,000,000	3.900% (5 Year CMT Rate + 3.453%), 03/15/2170[1]	963,125
		15,548,410
	Capital Markets - 3.7%
	Credit Suisse Group AG
1,000,000	5.250% (5 Year CMT Rate + 4.889%), 08/11/2027[1]	953,450
	Consumer Finance - 11.1%
	Ally Financial Inc.
1,000,000	4.700% (7 Year CMT Rate + 3.481%), 11/15/2169[1]	930,000
	Capital One Financial Corp.
1,000,000	3.950% (5 Year CMT Rate + 3.157%), 12/01/2170[1]	940,530
	Discover Financial Services
1,000,000	5.500% (3 Month LIBOR USD + 3.076%), 04/30/2028[1]	985,800
		2,856,330
	Specialized Finance - 4.6%
	LeasePlan Corp. N.V.
1,000,000	7.375% (5 Year EUR Mid-Swap Rate + 7.556%), 11/29/2169[1,2]	1,197,570
	TOTAL FINANCIALS	20,555,760

	INDUSTRIALS - 3.7%
	Industrial Conglomerates - 3.7%
	General Electric Co.
1,000,000	3.533% (3 Month LIBOR USD + 3.330%), 09/15/2169[1]	949,700
	TOTAL INDUSTRIALS	949,700

	TOTAL CORPORATE BONDS
	(Cost $24,748,194)	23,594,780

	SHORT-TERM INVESTMENT - 9.4%
2,432,660	First American Treasury Obligations Fund - Class X, 0.01%[3]	2,432,660
	TOTAL SHORT-TERM INVESTMENT
	(Cost $2,432,660)	2,432,660

TOTAL INVESTMENTS - 101.0%
(Cost $27,180,854)	26,027,440
Liabilities in Excess of Other Assets - (1.0)%	(268,009)
TOTAL NET ASSETS - 100.0%	$25,759,431

[1]	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of February 28, 2022.
[2]	Foreign security denominated in U.S. Dollars.
[3]	The rate is annualized seven-day yield at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P").  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See accompanying Notes to Schedule of Investments

North Square Preferred and Income Securities Fund
SUMMARY OF INVESTMENTS
As of February 28, 2022 (Unaudited)

Security Type/Sector	Percent of Total Net Assets
Corporate Bonds
Financials	79.8%
Energy	4.1%
Consumer Discretionary	4.0%
Industrials	3.7%
Total Corporate Bonds	91.6%
Short-Term Investment	9.4%
Total Investments	101.0%
Liabilities in Excess of Other Assets	(1.0)%
Total Net Assets	100.0%

North Square Preferred and Income Securities Fund
NOTES TO SCHEDULE OF INVESTMENTS
As of February 28, 2022 (Unaudited)

Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:
Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of February 28, 2022, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3*	Total
Investments
Corporate Bonds[1]	$-	$23,594,780	$-	$23,594,780
Short-Term Investment	2,432,660	-	-	2,432,660
Total Investments	$2,432,660	$23,594,780	$-	$26,027,440

[1]	For a detailed break-out of corporate bonds by major sector and industry classification, please refer to the Schedule of Investments.
*	The Fund did not hold any Level 3 securities at period end.